EXHIBIT 10.2

AGREEMENT AND TENTH AMENDMENT, dated as of June 13, 2003 (this “Tenth Amendment”), among FIBERNET OPERATIONS, INC., a Delaware corporation (“FiberNet”), DEVNET L.L.C., a Delaware limited liability company (“Devnet” and, together with FiberNet, the “Borrowers”), and the financial institutions party to the Credit Agreement (as defined below) as lenders (collectively, the “Lenders”), to the AMENDED AND RESTATED CREDIT AGREEMENT, dated as of February 9, 2001 (the “Credit Agreement”), among the Borrowers, the Lenders, DEUTSCHE BANK AG NEW YORK BRANCH (“DBAG”), as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), TD SECURITIES (USA) INC. (“TD”), as syndication agent for the Lenders (in such capacity, the “Syndication Agent”), and WACHOVIA INVESTORS, INC., as documentation agent for the Lenders (in such capacity, the “Documentation Agent”).

RECITALS

WHEREAS, the Borrowers wish to make certain amendments to the Credit Agreement which are more particularly described herein.

AGREEMENT

NOW, THEREFORE, in consideration of the promises and the mutual agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

ARTICLE I.

DEFINITIONS

Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement.

ARTICLE II.

AMENDMENTS

Section 2.01 Definitions.

(a) The following defined terms are added to Section 1.1 of the Credit Agreement in their proper alphabetical order:

“North Sound Loan Agreement” means the Loan Agreement, dated as of June 13, 2003 among the Parent and the Subordinated Lenders and any unsecured subordinated promissory notes issued thereunder.

“North Sound Subordination Agreement” means the Subordination Agreement, dated as of June 13, 2003 among the Administrative Agent and the Subordinated Lenders.

“Subordinated Lenders” means North Sound Legacy Fund LLC, North Sound Legacy Institutional Fund LLC and North Sound Legacy International Ltd.

Section 2.02 Repayments, Prepayments and Reductions in Commitments; General Provisions Regarding Payments.

Section 2.5.B.(iii)(d) of the Credit Agreement is amended by (i) deleting the word “and” which appears immediately before clause (x), (ii) adding a comma (“,”) immediately before clause (x) and (iii) adding the following clause (xi) immediately prior to the words “in each case to prepay the Loans or permanently” in the twenty-eighth line thereof:

“(xi) such Net Proceeds received in connection with the North Sound Loan Agreement”.

Section 2.03. Events of Default.

(a) Article VII of the Credit Agreement is amended by replacing “7.19” in the first line thereof with “7.21”;

(b) Section 7.2 is amended by replacing the words “Any Borrower or any of its Subsidiaries” in the first line thereof with the words “Any member of the Borrower Group”; and

(c) The following Event of Default shall be added to Article VII of the Credit Agreement and the current Section 7.21 shall be renumbered as Section 7.22:

“Section 7.21. North Sound Subordinated Loan. (a) The Parent shall have (i) used the proceeds from the North Sound Loan Agreement for any purpose other than the repurchase of its Capital Stock without the prior written consent of the Majority Lenders or (ii) made any payment or distribution in Cash (whether on account of principal, interest, fees, costs or expenses or otherwise) whether at maturity, by prepayment or otherwise, in connection with the North Sound Loan Agreement without the prior written consent of the Majority Lenders or (b) there shall be a default by any of the Subordinated Lenders under the North Sound Subordination Agreement or by the Parent or any Borrower under its acknowledgement thereof.”

ARTICLE III.

MISCELLANEOUS

Section 3.01 Execution of this Tenth Amendment; Effectiveness.

This Tenth Amendment is executed and shall be construed as an amendment to the Credit Agreement, and, as provided in the Credit Agreement, this Tenth Amendment forms a part thereof. This Tenth Amendment shall be effective upon the execution of the North Sound Subordination Agreement by each party thereto and the delivery of such fully executed document to the Administrative Agent.

Section 3.02 Representations and Warranties.

The Borrowers hereby represent and warrant to the Administrative Agent and the Lenders that (a) all consents, approvals and authorizations necessary for the Borrowers’ execution, delivery and performance of this Tenth Amendment have been obtained or made and (b) this Tenth Amendment has been duly executed and delivered by the Borrowers and constitutes a legal, valid and binding obligation of each Borrower, enforceable against such Borrower in accordance with its terms.

Section 3.03 Waiver.

This Tenth Amendment is made in amendment and modification of, but not extinguishment of, the obligations set forth in the Credit Agreement and the other Loan Documents and, except as specifically modified pursuant to the terms of this Tenth Amendment, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. Nothing herein shall limit in any way the rights and remedies of the Administrative Agent and the Lenders under the Credit Agreement and the other Loan Documents. The execution and delivery by the Lenders of this Tenth Amendment shall not constitute a waiver, forbearance or other indulgence with respect to any Potential Event of Default or Event of Default now existing or hereafter arising.

Section 3.04 Counterparts; Integration; Effectiveness.

This Tenth Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Tenth Amendment and any agreements referred to herein constitute the entire contract among the parties hereto relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. In addition to the requirements set forth above in Section 3.01, this Tenth Amendment shall become effective when it shall have been executed by each of the Borrowers and each of the Lenders, and thereafter shall be binding upon and inure to the benefit of the parties hereto and, subject to and in accordance with Section 9.16 of the Credit Agreement, their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Tenth Amendment by telecopy shall be as effective as delivery of a manually executed counterpart of this Tenth Amendment.

Section 3.05 Severability.

Any provision of this Tenth Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality or enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

Section 3.06 Governing Law.

This Tenth Amendment shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflicts of law provisions thereof, other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York.

Section 3.07 Headings.

Article and Section headings used herein are for convenience of reference only, are not part of this Tenth Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Tenth Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Tenth Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

FIBERNET OPERATIONS, INC.

By:
Name:
Title:

DEVNET L.L.C.

By:
Name:
Title:

Tenth Amendment to Amended and restated Credit Agreement

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:
Name:
Title:

By:
Name:
Title:

WACHOVIA INVESTORS, INC., as a Lender

By:
Name:
Title:

IBM CREDIT LLC, as a Lender

By:
Name:
Title:

Tenth Amendment to Amended and restated Credit Agreement